                            SCHEDULE 14A INFORMATION

                       PROXY STATEMENT PURSUANT TO SECTION
                  14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                                   BB&T Funds
                                3435 Stelzer Road
                               Columbus, OH 43219


                     --------------------------------------
                (Name of Registrant as Specified in its Charter)

                              Alan G. Priest, Esq.
                                  Ropes & Gray
                       1301 K Street, N.W., Suite 800 East
                             Washington, D.C. 20005


                     --------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies: N/A

      2)    Aggregate number of securities to which transaction applies: N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): N/A

      4)    Proposed maximum aggregate value of transaction: N/A

      5)    Total fee paid: N/A.

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount previously paid:

            2)    Form, Schedule or Registration Statement No.:

            3)    Filing Party:

            4)    Date Filed:


Notes:

                       IMPORTANT SHAREHOLDER INFORMATION

                                   BB&T Funds

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we will incur the expense of follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

                                   BB&T FUNDS

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                                   BB&T FUNDS
                          TO BE HELD JANUARY 14, 2000

     A Special Meeting of the shareholders of the BB&T Funds (the "Trust"), will be held at 10:00 a.m., Eastern time, at the offices of BB&T Funds, at 3435 Stelzer Road, Columbus, OH 43219 on January 14, 2000 for the following purposes:

     The Board of Trustees has fixed November 8, 1999 as the record date for determination of shareholders entitled to vote at this Special Meeting.

----------------------------------------------------------------------
              VOTES                            FUNDS VOTING
----------------------------------------------------------------------
1. To elect the Board of Trustees   All Funds
   of BB&T Funds.
----------------------------------------------------------------------
 2. To ratify the selection of      All Funds
    independent accountants.
----------------------------------------------------------------------
 3. To consider eliminating the     Small Company Growth Fund
    Fund's fundamental investment
    policy regarding investment in
    companies with market
    capitalization under $1
    billion.
----------------------------------------------------------------------
 4. To transact such other          All Funds
    business as may properly come
    before the meeting or any
    adjournment thereof.
----------------------------------------------------------------------

                                            By Order of the Trustees,

                                            Preston Loftin
                                            Secretary
                                            BB&T Funds

NOVEMBER 22, 1999

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

To BB&T Funds Shareholders:

     The purpose of this proxy is to announce that a Special Meeting of Shareholders (the "Meeting") for BB&T Funds (the "Trust") has been scheduled for January 14, 2000. The purpose of this Meeting is to submit to the Shareholders for a vote important matters regarding the management of the Trust.

     While you are, of course, welcome to join us at the Meeting, most Shareholders cast their votes by filling out and signing the enclosed proxy card. In order to conduct the Meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

     We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included on the next page a list of some commonly asked questions and answers. If you have any additional questions, please call your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

     Your vote is very important to us. As always, we thank you for your confidence and support.

                                            Sincerely,

                                            Walter B. Grimm
                                            Chairman
                                            BB&T Funds

             PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD
                          YOUR VOTE IS VERY IMPORTANT

                                   BB&T FUNDS

Q.  WHY ARE WE ELECTING MEMBERS OF THE BOARD OF TRUSTEES NOW?

A. Under the Investment Company Act of 1940 (the "1940 Act"), the Board of Trustees may fill vacancies on the Board of Trustees or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders. Currently, two of the BB&T Fund's six trustees have not been elected by shareholders.

     Under the 1940 Act, the Trust is also required to call a meeting of shareholders promptly to elect trustees if at any time less than a majority of the trustees have been elected by shareholders. By holding a meeting to elect trustees at this time, BB&T Funds may be able to delay the time at which another shareholder meeting is required for the election of trustees, which will result in a savings of the costs associated with holding such a meeting.

Q. WHY IS THE BOARD OF TRUSTEES PROPOSING TO ELIMINATE THE FUNDAMENTAL INVESTMENT POLICY OF THE BB&T SMALL COMPANY GROWTH FUND?

A. After reviewing this restriction in light of the recent growth of the stock market, the Board of Trustees has determined that this restriction should be eliminated and replaced with a more flexible non-fundamental policy. Since the inception of the Fund, the stock market has appreciated greatly. Consequently, companies that are characterized as small have also grown. The threshold amount contained in the fundamental investment policy of the Fund no longer accurately reflects the market perception of what constitutes a small company.

     The Board therefore is proposing to make the market capitalization threshold used to define small companies non-fundamental, thereby permitting the board of Trustees, without shareholder approval, to adjust the threshold from time to time in the future as necessary to reflect market trends. At the same time, the Board of Trustees is proposing to increase the market capitalization threshold presently used to define small companies. The Board believes future flexibility associated with this proposed change will enhance the ability of the Fund to achieve its objective in varying market environments.

Q.  WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A. In order to conduct the Shareholder Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of November 8, 1999. In the event that not enough shareholders return the enclosed proxy ballot card to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.  HOW DOES THE BOARD SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of BB&T Funds, including the independent members, recommends that you vote "FOR" all of the items on the enclosed proxy ballot. The Board also wishes to urge you to vote and return all the proxy ballot cards you receive.

Q.  WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A. If you have any questions regarding this proxy, please contact your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

              THE INFORMATION PROVIDED IN THIS "Q&A" IS SUPPORTED
                  BY DISCLOSURES CONTAINED IN THE ACCOMPANYING
                                PROXY STATEMENT

                                PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of the BB&T Funds with respect to the BB&T Prime Money Market Fund, BB&T U.S. Treasury Money Market Fund, BB&T Growth and Income Stock Fund, BB&T Balanced Fund, BB&T Large Company Growth Fund, BB&T Small Company Growth Fund, BB&T International Equity Fund, BB&T Short-Intermediate U.S. Government Income Fund, BB&T Intermediate U.S. Government Bond Fund, BB&T North Carolina Intermediate Tax-Free Bond Fund, BB&T South Carolina Intermediate Tax-Free Bond Fund, BB&T Virginia Intermediate Tax-Free Bond Fund, BB&T Capital Manager Conservative Growth Fund, BB&T Capital Manager Moderate Growth Fund, and BB&T Capital Manager Growth Fund (the "Funds"). The Funds are all the currently operational portfolios of BB&T Funds. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the trustees or by appearing personally at the January 14, 2000 special meeting of shareholders of the trust (the "Special Meeting").

     Only shareholders of record at the close of business on November 8, 1999 will be entitled to vote at the Special Meeting. The table below shows the number of shares outstanding at that date. Each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote. Shareholders will vote on the proposal to amend the Fund objective and on any other business as may properly come before the Special Meeting.

------------------------------------------------------------------------
                                                           SHARES
BB&T GROUP FUND                                          OUTSTANDING
------------------------------------------------------------------------
BB&T Prime Money Market Fund                           68,917,535.19
------------------------------------------------------------------------
 BB&T U.S. Treasury Money Market Fund                 352,805,656.68
------------------------------------------------------------------------
 BB&T Growth and Income Stock Fund                     23,197,454.86
------------------------------------------------------------------------
 BB&T Balanced Fund                                    11,883,730.67
------------------------------------------------------------------------
 BB&T Large Company Growth Fund                         9,266,644.77
------------------------------------------------------------------------
 BB&T Small Company Growth Fund                         5,131,348.94
------------------------------------------------------------------------
 BB&T International Equity Fund                         8,125,125.79
------------------------------------------------------------------------
 BB&T Short-Intermediate U.S. Government Income Fund   17,731,420.36
------------------------------------------------------------------------
 BB&T Intermediate U.S. Government Bond Fund           22,764,509.95
------------------------------------------------------------------------
 BB&T North Carolina Intermediate Tax-Free Bond Fund    8,645,067.18
------------------------------------------------------------------------
 BB&T South Carolina Intermediate Tax-Free Bond Fund    1,784,119.28
------------------------------------------------------------------------
 BB&T Virginia Intermediate Tax-Free Bond Fund          7,378,017.09
------------------------------------------------------------------------
 BB&T Capital Manager Conservative Growth Fund          3,323,833.09
------------------------------------------------------------------------
 BB&T Capital Manager Moderate Growth Fund              2,710,602.47
------------------------------------------------------------------------
 BB&T Capital Manager Growth Fund                       2,365,574.12
------------------------------------------------------------------------

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     BB&T Funds' Declaration of Trust and By-laws do not provide for annual shareholder meetings, and no such meetings are planned for 2000. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by BB&T Funds within a reasonable period of time prior to printing and mailing proxy materials for such meeting.

     The Funds' executive offices are located at 3435 Stelzer Road, Columbus, Ohio, 43219. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about November 22, 1999.

     A copy of the Funds' Annual Report dated September 30, 1999, and Semi-Annual Report dated March 31, 1999, is available upon request and may be obtained by calling 1-800-228-1872.

                                   PROPOSAL 1

                            ELECTION OF THE TRUSTEES

     Proposal 1 concerns the election of the BB&T Funds' Board of Trustees. All six of the presently serving members of the Board of Trustees are standing for election as Trustees at the Special Meeting. It is the intention of the persons named in the enclosed proxy to vote the shares represented by the proxy for the election of these six individuals unless otherwise specified by a shareholder on the proxy. Should any of them become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees may recommend.

     The Board of Trustees oversees the management and administration of the Funds. The Trustees are responsible for making major decisions about each Fund's investment objectives and policies, but delegate the day-to-day administration of the Fund to the officers of the trust. The Trustees, in turn, elect the officers of the Funds. The nominees for Trustees of BB&T Funds, their current addresses, and principal occupations during the past five years are as follows:

                                 POSITION(S) HELD        PRINCIPAL OCCUPATION
NAME AND ADDRESS               WITH THE BB&T FUNDS      DURING THE PAST 5 YEARS
----------------               -------------------      -----------------------
*Walter B. Grimm              Chairman of the Board,    From June 1992 to
3435 Stelzer Road             Trustee and President     present, employee of
Columbus, OH 43219                                      BISYS Fund Services.
Age: 54
William E. Graham, Jr.        Trustee                   From January 1994 to
1 Hannover Square                                       present, Counsel,
Fayetteville Street Mall                                Hunton & Williams; from
P.O. Box 109                                            1985 to December, 1993,
Raleigh, NC 27602                                       Vice Chairman, Carolina
Age: 70                                                 Power & Light Company.
Thomas W. Lambeth             Trustee                   From 1978 to present,
101 Reynolda Village                                    Executive Director, Z.
Winston-Salem, NC 27106                                 Smith Reynolds
Age: 65                                                 Foundation.
*W. Ray Long                  Trustee                   Retired; Executive Vice
605 Blenheim Drive                                      President, Branch
Raleigh, NC 27612                                       Banking and Trust
Age: 65                                                 Company prior to August
                                                        1998.

                                 POSITION(S) HELD        PRINCIPAL OCCUPATION
NAME AND ADDRESS               WITH THE BB&T FUNDS      DURING THE PAST 5 YEARS
----------------               -------------------      -----------------------
Robert W. Stewart             Trustee                   Retired; Chairman and
201 Huntington Road                                     Chief Executive Officer
Greenville, SC 29615                                    of Engineered Custom
Age: 67                                                 Plastics Corporation
                                                        from 1969 to 1990.
*Raymond K. McCulloch         Trustee                   Executive Vice
434 Fayetteville Street Mall                            President, Branch
29th Floor                                              Banking and Trust
Raleigh, NC 27601                                       Company since August
Age: 43                                                 1998; employee of
                                                        Branch Banking and
                                                        Trust Company since
                                                        1989.

---------------
* Indicates an "interested person" of BB&T Funds as defined in the 1940 Act.

     The Trustees meet at least four times a year. During the most recent fiscal year, the Trustees hold four regular meetings and no special meetings. The Trustees attended all of the Board meetings. The Trustees receive fees and expenses for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from BB&T Funds for the fiscal year ended September 30, 1999.

                                                                               TOTAL
                                                                            COMPENSATION
                        AGGREGATE         PENSION OR          ESTIMATED       FROM THE
                       COMPENSATION   RETIREMENT BENEFITS      ANNUAL        BB&T FUNDS
NAME OF PERSON,          FROM THE       ACCRUED AS PART     BENEFITS UPON     PAID TO
POSITION                BB&T FUNDS     OF FUND EXPENSES      RETIREMENT       TRUSTEE
---------------        ------------   -------------------   -------------   ------------
Walter B. Grimm             None             None               None             None
Chairman of the Board
W. Ray Long                 None             None               None             None
Trustee
William E. Graham         $9,000             None               None           $9,000
Trustee
Thomas W. Lambeth         $9,000             None               None           $9,000
Trustee
Robert W. Stewart         $9,000             None               None           $9,000
Trustee
Raymond McCulloch           None             None               None             None
Trustee

     The principle executive officers of BB&T Funds are all officers or employees of BISYS Fund Services, Inc. ("BISYS"). BISYS is BB&T Funds' administrator. The officers of the BB&T Funds receive no compensation directly from BB&T Funds for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from BB&T Funds for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from BB&T Funds for acting as Transfer Agent and for providing fund accounting services to BB&T Funds. The officers of each Fund of BB&T Funds, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):

                     POSITION(S) HELD           PRINCIPAL OCCUPATION
NAME AND ADDRESS   WITH THE BB&T FUNDS        DURING THE PAST 5 YEARS
----------------   -------------------        -----------------------
Walter B. Grimm   Chairman of the Board,  From June 1992 to present,
Age: 54           Trustee and President   employee of BISYS Fund Services.
Preston Loftin    Secretary               From April 1995 to present,
Age: 53                                   employee of BISYS Fund Services;
                                          from May 1992 to April 1995,
                                          employee of Concorde Financial.
Gary Tenkman      Treasurer               From April 1998 to present,
Age: 29                                   Director, Financial Services,
                                          BISYS Fund Services; from 1990
                                          to March 1998, Audit Manager,
                                          Ernst & Young LLP.
Bob Tuch Age: 48  Assistant Secretary     From June 1991 to present,
                                          employee of BISYS Fund Services.
Alaina V. Metz    Assistant Secretary     From June 1995 to present,
Age: 32                                   employee, BISYS Fund Services;
                                          from May 1989-June 1995,
                                          Supervisor, Mutual Fund Legal
                                          Department, Alliance Capital
                                          Management.

     The Trustees and Officers of BB&T Funds own less than 1% of the outstanding shares of BB&T Funds.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

     BB&T Funds as a whole must approve Proposal 1. This means that approval of Proposal 1 requires the affirmative vote of: (a) 67% or more of the Shares of BB&T Funds as a whole present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of BB&T Funds as a whole, whichever is less.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION TO THE BOARD OF TRUSTEES OF BB&T FUNDS.

                                   PROPOSAL 2

                      SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on November 5, 1999, the Trustees, including the Trustees who are not "interested persons" as defined in the 1940 Act, unanimously approved the selection of KPMG LLP as the independent accountants for the fiscal year ending September 30, 2000.

     The firm of KPMG LLP has extensive experience in investment company accounting and auditing and has served as independent accountants to BB&T Funds since its inception. The financial statements included in BB&T Funds' Annual Report have been examined by KPMG LLP. It is not expected that a representative of KPMG LLP will be present at the meeting.

     KPMG LLP and its members do not have any direct or indirect material financial interest in or connection with BB&T Funds in any capacity other than as independent accountants.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

     BB&T Funds as a whole must approve Proposal 2. This means that approval of Proposal 2 requires the affirmative vote of : (a) 67% or more of the Shares of BB&T Funds as a whole present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of BB&T Funds as a whole, whichever is less.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE SELECTION OF KPMG LLP.

                                   PROPOSAL 3

               PROPOSED ELIMINATION OF THE FUNDAMENTAL INVESTMENT
                POLICY REGARDING INVESTMENT IN COMPANIES WITH A
                    MARKET CAPITALIZATION UNDER $1 BILLION.

CURRENT FUNDAMENTAL INVESTMENT POLICY

     "[A]s a matter of fundamental policy, at least 65% of the Fund's total assets will be invested in small companies with a market capitalization under $1 billion at the time of purchase."

ANALYSIS OF PROPOSED CHANGE

     In recent years, stock prices have appreciated significantly and, consequently, the size of smaller companies has increased as well. However, because the market capitalization threshold used by the Small Company Growth Fund to define small companies is fundamental, the Fund has been unable to increase the average size of the companies in which it invests. As a result, the average size of the companies in which the Fund invests has declined relative to the overall market, and has exposed the Fund to increased price volatility as compared to the market generally. This development has affected the Fund's performance relative to its peers, which have increased the level of market capitalizations of companies in which they invest to correspond to the market appreciation of stocks generally.

     In order to provide more flexibility for the Small Company Growth Fund to respond to such market changes in the future, the Board of Trustees is proposing to eliminate the market capitalization threshold as a fundamental investment policy of the Fund. At the same time, the Board of Trustees proposes to establish a non-fundamental investment policy for the Fund which will define small companies to mean those with market capitalizations of less than $2 billion, as compared to the current threshold of $1 billion. Because the policy would be non-fundamental, the Board of Trustees could adjust this threshold in the future as it deems necessary in response to market trends, without shareholder approval. The Board of Trustees believes the flexibility associated with this proposed change will enhance the ability of the investment manager to achieve the Fund's investment objective.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

     After due deliberation, on November 5, 1999, the Trustees unanimously approved the elimination of the Small Company Growth Fund's fundamental investment policy and resolved that the proper time had come to present the issue to the shareholders. The Board of Trustees has considered the relevant factors and believes that Proposal 3 will increase investment management flexibility and is in the best interests of the Fund and its shareholders. With respect to the Small Company Growth Fund, approval of Proposal 3 requires the affirmative vote of: (a) 67% or more of the Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Fund, whichever is less. If Proposal 3 is disapproved, the current investment policy will remain fundamental.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELIMINATION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY.

                                   PROPOSAL 4

                          OTHER MATTERS AND DISCRETION
                         OF PERSONS NAMED IN THE PROXY

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.

     In the event that a shareholder signs and returns the proxy card, but does not indicate a choice on the proxy card, the proxy attorneys will vote those shares in favor of the proposal to amend the investment objective.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, internet, telegraph, fax or personal interview conducted by certain officers or employees of BB&T Funds or BB&T Funds' service providers or, if necessary, a commercial firm retained for this purpose. The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material will be borne by the Fund. Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation materials to the beneficial owners of Shares of the Funds.

     The Investment Adviser for each of the Funds is Branch Bank and Trust Company, Raleigh, North Carolina.

     The Investment Sub-Advisor for the Small Company Growth Fund is BlackRock Financial Management, Inc., Philadelphia, Pennsylvania. The Investment Sub-Adviser for the International Equity Fund is BlackRock International Ltd., Edinburgh, Scotland. The Investment Sub-Advisor for the Prime Money Market Fund and the Tax-Free Money Market Funds is BlackRock Institutional Management Corporation, Philadelphia, Pennsylvania.

     The Funds' principal distributor is BISYS Fund Services, LP, an Ohio Limited Partnership and subsidiary of The BISYS Group, Inc.

     The Funds' principal administrator is BISYS Fund Services, LP, 3435 Stelzer Road, Columbus, Ohio.

     As of November 8, 1999, BB&T Funds believe that BB&T and its bank affiliates had investment authority with respect to 79.54% of the Prime Money Market Fund, 77.67% of the U.S. Treasury Money Market Fund, 72.56% of the Growth and Income

Stock Fund, 64.22% of the Balanced Fund, 82.26% of the Large Company Growth Fund, 70.01% of the Small Company Growth Fund, 93.81% of the International Equity Fund, 97.28% of the Short-Intermediate U.S. Government Income Fund, 97.74% of the Intermediate U.S. Government Bond Fund, 84.32% of the North Carolina Intermediate Tax-Free Bond Fund, 93.29% of the South Carolina Intermediate Tax-Free Bond Fund, 99.91% of the Virginia Intermediate Tax-Free Bond Fund, 96.94% of the Capital Manager Conservative Growth Fund, 93.91% of the Capital Manager Moderate Growth Fund, and 93.94% of the Capital Manager Growth Fund. As a consequence, BB&T may be deemed to be a controlling person of these Fund under the 1940 Act.

     The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of BB&T Funds, were the owners of 5% or more of the outstanding Shares of the Funds as of November 8, 1999:

                   PRIME MONEY MARKET FUND -- CLASS A SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
John P. Parker                                    308,557.350       6.2523%
1220 Graydon Ave.
Norfolk, VA 23507
R. Donahue Peebles                                771,754.330      15.6382%
100 S.E. 2nd Street, Apt. 4650
Miami, FL 33131

                  INTERNATIONAL EQUITY FUND -- CLASS A SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Jerald Taft Howell                                 9,005.272        5.8915%
628 Walnut Creek Dr.
Goldsboro, NC 27534

                       SHORT-INTERMEDIATE U.S. GOVERNMENT
                         INCOME FUND -- CLASS A SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Henry Fibers, Inc.                                84,584.556       17.8475%
P.O. Box 1675
Gastonia, NC 28053

            INTERMEDIATE U.S. GOVERNMENT BOND FUND -- CLASS A SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Raymond H. Parks                                  19,973.188        5.8854%
Merrill Parks
4818 Vickery Chapel Rd.
Greensboro, NC 27407

                      NORTH CAROLINA INTERMEDIATE TAX-FREE
                          BOND FUND -- CLASS A SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Helen N. Hendricks                                 73,787.340       5.4442%
277 Beechwood Dr.
Mocksville, NC 27028
R.L. Honbarrier Co.                               207,403.112      15.3027%
1507 Crestlin Road
High Point, NC 27260
Marshall Lyle Gurley, Sr.                         101,379.338       7.4800%
P.O. Box 30878
Raleigh, NC 27622

                      SOUTH CAROLINA INTERMEDIATE TAX-FREE
                          BOND FUND -- CLASS A SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Cheryl K. Boone                                   15,054.549       12.5737%
Wilt C. Boone
1901 Martin Road
Chapin, SC 29036
Cheryl K. Boone                                   17,041.788       14.2335%
George O. Boone
1901 Martin Road
Chapin, SC 29036
George S. Morgan                                  14,126.517       11.7986%
Joyce Morgan Dekesis
4477 Mandi Drive
Little River, SC 29566
Nancy Jenkins Stewart                             10,082.289        8.4208%
Nancy Jenkins Stewart Trust
201 Huntington Road
Greenville, SC 29615
Charles R. Nolan                                  10,069.595        8.4102%
Nelda W. Nolan
1644 Farmsteam Road
Rook Hill, SC 29732

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Knowltone Bouknight                                6,330.067        5.2869%
Thelamae Bouknight
1835 1/2 Sunset Boulevard
W. Columbia, SC 29169
Betty R. Roof                                      6,385.289        5.3331%
Terry C. Roof
1566 Pisgah Church Road
Lexington, SC 29072

                         VIRGINIA INTERMEDIATE TAX-FREE
                          BOND FUND -- CLASS A SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Gail F. Pruden                                     4,558.340       66.1643%
309 Western Avenue
Suffolk, VA 23434
Ann P. Watson                                      2,240.395       32.5193%
7511 Glebe Road
Richmond, VA 23229

                          CAPITAL MANAGER CONSERVATIVE
                         GROWTH FUND -- CLASS A SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Carol C. Watts                                     2,764.641        5.3507%
401 McAuthor Street
Tabor City, NC 28463
Lorraine K. Cauthen                                6,118.495       11.8418%
108 Strawberry Lane
Clemson, SC 29631
Cheryl B. Cobb                                     6,623.614       12.8194%
Linda Z. Greer
214 Park Road
Lexington, SC 29072
Melton Ellerby                                     2,681.459        5.1897%
Route 1 Box 34
Wadesboro, NC 28170

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Walter Cooper                                     23,773.302       46.0110%
2232 Windburn Street
Conway, SC 29527
Willetta Huffman                                   4,485.615        8.6815%
1112 Woodland Street
Whiteville, NC 28472

                          CAPITAL MANAGER CONSERVATIVE
                         GROWTH FUND -- CLASS B SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Betty F. Fincher                                   6,574.145       54.5504%
55 Chambler Road
Walterboro, SC 29488
Sandra A. Headley                                  2,733.712       22.6836%
3050 Cottageville
Walterboro, SC 29488
Margo A. Stevenson                                   759.712        6.3039%
764 Zion Church Road
Bladenboro, NC 28320
Dale Gierszewski                                   1,431.298       11.8765%
102 Crowaton
Castle Hayne, NC 28429

                            CAPITAL MANAGER MODERATE
                         GROWTH FUND -- CLASS A SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
William H. Peeler                                 35,529.528       33.2539%
Betty P. Peeler
3802 Old Sptg. Highway
Moore, SC 29369
David A. Jarvis                                    7,237.830        6.7743%
P.O. Box 2292
Walterboro, SC 29488

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Leslie L. Keeter                                  18,132.228       16.9709%
1704 Hodges Ferry Road
Portsmouth, VA 23701
B. Lloyd Brown                                     7,148.359        6.6905%
2000 Damon Drive
Florence, SC 29505

             CAPITAL MANAGER MODERATE GROWTH FUND -- CLASS B SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Belinda Jo Gray                                    3,719.313       18.9156%
217 Porter Road
Portsmouth, VA 23707
Doris H. Howell                                    3,482.791       17.7127%
191 Old Spartanburg Highway
Pacolet, SC 29372
William A. Smith                                   4,570.054       23.2423%
403 Sierra Road
Spartanburg, SC 29301
Dennis B. Raney                                    3,468.146       17.6382%
Melissa D. Raney
RR 3 Box 9
Old Fort, NC 28762
Francisco U. Lopez                                 1,259.550        6.4058%
129 Hearth Stone Lane
Boiling Springs, SC 29316
Robert P. Baker                                    1,848.815        9.4027%
5392 Highway 701 N.
Elizabethtown, NC 28337

                 CAPITAL MANAGER GROWTH FUND -- CLASS A SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Elham B. Makram                                    9,841.214        9.4236%
Adly A. Girgis
110 Sedgefield Drive
Clemson, SC 29631
Susan M. Bowman                                   16,690.627       15.9824%
301 Compton Road
Raleigh, NC 27609

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Gordon Chee Ming Wong                              6,159.134        5.8978%
214 E. Wyche Street
Whiteville, NC 28472
Sharlene McRae                                     9,030.880        8.6477%
4492 Daniel McLeod Road
Red Springs, NC 28377
James B. Cranford                                  7,269.744        6.9613%
Chadwick Kyle Cranford
Memorial Scholarship Fund
9413 Cove Drive
Myrtle Beach, SC 29572
Ronald D. Hodge                                    5,528.685        5.2941%
RR 4 Box 75H
Rutherfordton, NC 28139

                 CAPITAL MANAGER GROWTH FUND -- CLASS B SHARES

NAME AND ADDRESS                                 SHARE BALANCE    PERCENTAGE
----------------                                 -------------    ----------
Betty Butler                                       1,181.669        5.4845%
415 E. 1st Avenue
Chadbourn, NC 28431
Lamar J. Schlegel                                  6,741.415       31.2889%
11 Algonquin Street
Portsmouth, VA 23707
James G. Ferneyhough                               3,101.538       14.3951%
1285 Cedar Gate Road
Monroe, VA 24574
Helen A. Ferneyhough                               1,867.523        8.6677%
1285 Cedar Gate Road
Monroe, VA 24574

     As of November 8, 1999, the Officers and Trustees of the Fund owned less than 1% of the Fund's outstanding Shares.

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

NOVEMBER 22, 1999

                                   BB&T FUNDS

                         PROXY FOR A SPECIAL MEETING OF
                         SHAREHOLDERS, JANUARY 14, 2000

      THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF BB&T FUNDS.

The undersigned hereby appoints Preston Loftin and Alaina V. Metz and each of them with full power of substitution as proxy of the undersigned, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of BB&T Funds on Friday, January 14, 1999 at 10:00 a.m., Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

To vote by Telephone

1)   Read the Proxy Statement and have the Proxy Card below at hand.
2)   Call 1-800-690-6903.
3) Enter the 12 digit control number set on the Proxy Card and follow the simple instructions.

To vote by Internet

1)   Read the Proxy Statement and have the Proxy Card below at hand.
2)   Go to website www.proxyvote.com.
3) Enter the 12 digit control number set forth on the Proxy Card and follow the simple instructions.

1. Election of the Board of Trustees of BB&T Funds as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

      All of the nominees        FOR               AGAINST            ABSTAIN
      as a group                 (  )               (  )                (  )

      Walter B. Grimm            FOR               AGAINST            ABSTAIN
                                 (  )               (  )                (  )

      William E. Graham, Jr.     FOR               AGAINST            ABSTAIN
                                 (  )               (  )                (  )

      Thomas W. Lambeth          FOR               AGAINST            ABSTAIN
                                 (  )               (  )                (  )

      W. Ray Long                FOR               AGAINST            ABSTAIN
                                 (  )               (  )                (  )

      Robert W. Stewart          FOR               AGAINST            ABSTAIN
                                 (  )               (  )                (  )

      Raymond K. McCulloch       FOR               AGAINST            ABSTAIN
                                 (  )               (  )                (  )

2. Ratification of the selection of KPMG LLP is the independent accountants for BB&T Funds.

               FOR                   AGAINST                   ABSTAIN
               [ ]                     [ ]                       [ ]

3. Approval of the elimination of the Small Company Growth Fund's fundamental investment policy regarding investment in companies with market capitalization under $1 billion. (Small Company Growth Fund only)

               FOR                   AGAINST                   ABSTAIN
               [ ]                     [ ]                       [ ]

4. To transact any other business as may properly come before the meeting or any adjournment thereof.

               FOR                   AGAINST                   ABSTAIN
               [ ]                     [ ]                       [ ]


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2) AND (3) AND TO AUTHORIZE THE PROXIES, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR ITEMS (1), (2), (3) AND (4).

NOTE: Please sign exactly as the name appears on this card. EACH joint owner should sign. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


         Please be sure to sign and date this Proxy.

         ________________________________________
         Signature of Shareholder(s)

         ________________________________________
         Signature of Shareholder(s)

         Dated:______________, 1999

PLEASE EXECUTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

  Two Quick and Easy Ways          [BB&T MUTUAL FUNDS LOGO]
  To Vote Your Proxy Instantly

As a valued BB&T Funds shareholder, your proxy vote is important to us.
That's why we've made it faster and easier to vote your proxy at your convenience, 24 hours a day. After reviewing the enclosed Proxy Statement, which outlines important issues affecting your fund, select one of the following quick and easy methods to register your vote -- accurately and immediately.


Vote On-Line

1. Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2. Go to Web site WWW.PROXYVOTE.COM.
3. Enter the 12-digit Control Number found on your Proxy Card
4. Cast your vote using the easy-to-follow instructions.

Vote By Toll-Free Phone Call

1. Read the enclosed Proxy Statement and have your Proxy Card* at hand.
2. Call the toll-free Number found on your Proxy Card.
3. Enter the 12-digit Control Number found on your Proxy Card.

4. Cast your vote using the easy-to-follow instructions.

*DO NOT MAIL THE PROXY CARD IF VOTING BY INTERNET OR TELEPHONE.